Exhibit 21.1
SUBSIDIARIES OF THE COMPANY
as of December 31, 2018

Name	Jurisdiction of Organization
DaVita Kidney Care:
Aberdeen Dialysis, LLC	Delaware
Adair Dialysis, LLC	Delaware
Afton Dialysis, LLC	Delaware
Ahern Dialysis, LLC	Delaware
Alamosa Dialysis, LLC	Delaware
Alenes Dialysis, LLC	Delaware
American Medical Insurance, Inc.	Arizona
Animas Dialysis, LLC	Delaware
Ashdow Dialysis, LLC	Delaware
Astro, Hobby, West Mt. Renal Care Limited Partnership	Delaware
Atchison Dialysis, LLC	Delaware
Athio Dialysis, LLC	Delaware
Atlantic Dialysis, LLC	Delaware
Austin Dialysis Centers, L.P.	Delaware
Babler Dialysis, LLC	Delaware
Bainbridge Dialysis, LLC	Delaware
Baker Dialysis, LLC	Delaware
Bannack Dialysis, LLC	Delaware
Bannon Dialysis, LLC	Delaware
Barnell Dialysis, LLC	Delaware
Barnstable Dialysis, LLC	New York
Barrons Dialysis, LLC	Delaware
Barton Dialysis, LLC	Delaware
Bastrop Dialysis, LLC	Delaware
Beachside Dialysis, LLC	Delaware
Beck Dialysis, LLC	Delaware
Bedell Dialysis, LLC	Delaware
Bellevue Dialysis, LLC	Delaware
Bemity Dialysis, LLC	Delaware
Beverly Hills Dialysis Partnership	California
Bidwell Dialysis, LLC	Delaware
Birch Dialysis, LLC	Ohio
Bladon Dialysis, LLC	Delaware
Bluegrass Dialysis, LLC	Delaware
Bogachiel Dialysis, LLC	Delaware
Bohama Dialysis, LLC	Delaware
Bonister Dialysis, LLC	Delaware
Borrego Dialysis, LLC	Delaware
Bothwell Dialysis, LLC	Delaware
Brache Dialysis, LLC	Delaware
Braddock Dialysis, LLC	Delaware

Bretton Dialysis, LLC	Delaware
Bridges Dialysis, LLC	Delaware
Brimfield Dialysis, LLC	Delaware
Brook Dialysis, LLC	Delaware
Brooksprings Dialysis, LLC	Delaware
Brownsville Kidney Center, Ltd.	Texas
Bruno Dialysis, LLC	Delaware
Buckhorn Dialysis, LLC	Delaware
Bullards Dialysis, LLC	Delaware
Butano Dialysis, LLC	Delaware
Caddoan Dialysis, LLC	Delaware
Cadiz Dialysis, LLC	Delaware
Calante Dialysis, LLC	Delaware
Cama Dialysis, LLC	Delaware
Campton Dialysis, LLC	Delaware
Canoe Dialysis, LLC	Delaware
Canyon Dialysis, LLC	Delaware
Canyon Springs Dialysis, LLC	Delaware
Capano Dialysis, LLC	Delaware
Capes Dialysis, LLC	Delaware
Capital Dialysis Partnership	California
Capron Dialysis, LLC	Delaware
Captree Dialysis, LLC	Delaware
Carroll County Dialysis Facility Limited Partnership	Maryland
Carroll County Dialysis Facility, Inc.	Maryland
Caverns Dialysis, LLC	Delaware
Central Carolina Dialysis Centers, LLC	Delaware
Central Georgia Dialysis, LLC	Delaware
Central Kentucky Dialysis Centers, LLC	Delaware
Centro de Terapia Renal de Araruama Ltda.	Brazil
Centro de Terapia Renal de Itabori Ltda.	Brazil
Chadron Dialysis, LLC	Delaware
Chaffee Dialysis, LLC	Delaware
Challis Dialysis, LLC	Delaware
Channel Dialysis, LLC	Delaware
Cheraw Dialysis, LLC	Delaware
Chicago Heights Dialysis, LLC	Delaware
Chicot Dialysis, LLC	Delaware
Chouteau Dialysis, LLC	Delaware
Churchill Dialysis, LLC	Delaware
Cinco Rios Dialysis, LLC	Delaware
Clark Dialysis, LLC	Delaware
Cleburne Dialysis, LLC	Delaware
Clinica Central do Bonfim S.A.	Portugal
Clinica Medica DaVita Arapongas Servicos de Nefrologia Ltda.	Brazil
Clinica Medica DaVita Londrina Servicos de Nefrologia Ltda.	Brazil
Clinica Medica DaVita Rolandia Servicos de Nefrologia Ltda.	Brazil

Clini-Rim Clinica do Rim e Hipertensao Arterial Ltda.	Brazil
Clinisa - Clinica de Nefrologia de Itapecerica da Serra Ltda.	Brazil
Clover Dialysis, LLC	Delaware
Clyfee Dialysis, LLC	Delaware
Cobbles Dialysis, LLC	Delaware
Columbus-RNA-DaVita, LLC	Delaware
Conconully Dialysis, LLC	Delaware
Conecuh Dialysis, LLC	Delaware
Continental Dialysis Center of Springfield-Fairfax, Inc.	Virginia
Continental Dialysis Center, Inc.	Virginia
Coral Dialysis, LLC	Delaware
Couer Dialysis, LLC	Delaware
Cowell Dialysis, LLC	Delaware
Croskee Dialysis, LLC	Delaware
Crossings Dialysis, LLC	Delaware
Crowder Dialysis, LLC	Delaware
Crystals Dialysis, LLC	Delaware
Cuivre Dialysis, LLC	Delaware
Curlew Dialysis, LLC	Delaware
Dale Dialysis, LLC	Delaware
Dalhart Dialysis, LLC	Delaware
Dallas-Fort Worth Nephrology, L.P.	Delaware
Davis Dialysis, LLC	Delaware
DaVita - Riverside II, LLC	Delaware
DaVita - Riverside, LLC	Delaware
DaVita - West, LLC	Delaware
DaVita APAC Holding B.V.	Netherlands
DaVita Brasil Participações e Serviços de Nefrologia Ltda.	Brazil
DaVita Brasil Servicos de Nefrologia Uber Ltda.	Brazil
DaVita Care (Saudi Arabia)	Saudi Arabia
DaVita Deutschland AG	Germany
DaVita Deutschland Beteiligungs GmbH & Co. KG	Germany
DaVita Germany GmbH	Germany
DaVita Health Solutions, LLC	Delaware
DaVita HealthCare Brasil Servicos Medicos Ltda.	Brazil
DaVita International Limited	United Kingdom
DaVita of New York, Inc.	New York
DaVita Rien Servicos de Nefrologia Ltda.	Brazil
DaVita Rx, LLC	Delaware
DaVita S.A.S.	Colombia
DaVita Servicos de Nefrologia de Araraquara Ltda.	Brazil
DaVita Servicos de Nefrologia Distrito Federal Ltda.	Brazil
DaVita Servicos de Nefrologia Jardim das Imbuias Ltda.	Brazil
DaVita Servicos de Nefrologia Juiz Fora Ltda.	Brazil
DaVita Servicos de Nefrologia Meireles Ltda.	Brazil
DaVita Servicos de Nefrologia Mondubim Ltda.	Brazil
DaVita Servicos de Nefrologia Niteroi Ltda.	Brazil

DaVita Servicos de Nefrologia Recife Ltda.	Brazil
DaVita Servicos de Nefrologia Santos Ltda.	Brazil
DaVita Servicos de Nefrologia Sao Bernardino do Campo Ltda.	Brazil
DaVita Servicos de Nefrologia Sao Caetano do Sul Ltda.	Brazil
DaVita Servicos de Nefrologia Sao Gerardo Ltda.	Brazil
DaVita Servicos Medicos Ltda.	Brazil
DaVita Sp. z o.o.	Poland
DaVita Tidewater - Virginia Beach, LLC	Delaware
DaVita UTR Servicos de Nefrologia Ltda.	Brazil
DaVita VillageHealth, Inc.	Delaware
Dawson Dialysis, LLC	Delaware
DC Healthcare International, Inc.	Delaware
Decklund Dialysis, LLC	Delaware
Deowee Dialysis, LLC	Delaware
DiaCare AG	Switzerland
Dialysis Holdings, Inc.	Delaware
Dialysis of Northern Illinois, LLC	Delaware
Dialysis Specialists of Dallas, Inc.	Texas
Dierks Dialysis, LLC	Delaware
Dighton Dialysis, LLC	Delaware
DNP Management Company, LLC	Delaware
Dolores Dialysis, LLC	Delaware
Doves Dialysis, LLC	Delaware
Downriver Centers, Inc.	Michigan
Dresher Dialysis, LLC	Delaware
Dunes Dialysis, LLC	Delaware
Duston Dialysis, LLC	Delaware
DV Care Netherlands B.V.	Netherlands
DV Care Netherlands C.V.	Netherlands
DVA Healthcare - Southwest Ohio, LLC	Tennessee
DVA Healthcare of Maryland, LLC	Maryland
DVA Healthcare of Massachusetts, Inc.	Massachusetts
DVA Healthcare of New London, LLC	Tennessee
DVA Healthcare of Norwich, LLC	Tennessee
DVA Healthcare of Pennsylvania, LLC	Pennsylvania
DVA Healthcare of Tuscaloosa, LLC	Tennessee
DVA Healthcare Procurement Services, Inc.	California
DVA Healthcare Renal Care, Inc.	Nevada
DVA Holdings Pte. Ltd.	Singapore
DVA Laboratory Services, Inc.	Florida
DVA of New York, Inc.	New York
DVA Renal Healthcare, Inc.	Tennessee
Dworsher Dialysis, LLC	Delaware
East End Dialysis Center, Inc.	Virginia
East Ft. Lauderdale, LLC	Delaware
Edisto Dialysis, LLC	Delaware
Egonsa Dialysis, LLC	Delaware

Elberton Dialysis Facility, Inc.	Georgia
Eldrist Dialysis, LLC	Delaware
Elgin Dialysis, LLC	Delaware
Elk Grove Dialysis Center, LLC	Delaware
Ellacoya Dialysis, LLC	Delaware
Ellmac Dialysis, LLC	Delaware
Empire State DC, Inc.	New York
Etowah Dialysis, LLC	Delaware
Ettleton Dialysis, LLC	Delaware
Eufaula Dialysis, LLC	Delaware
EURODIAL - Centro de Nefrologia e Dialise de Leiria S.A.	Portugal
Falcon, LLC	Delaware
Farragut Dialysis, LLC	Delaware
Federal Way Assurance, Inc.	Colorado
Ferne Dialysis, LLC	Delaware
Ferron Dialysis, LLC	Delaware
Fields Dialysis, LLC	Delaware
Five Star Dialysis, LLC	Delaware
Flagler Dialysis, LLC	Delaware
Flamingo Park Kidney Center, Inc.	Florida
Flandrau Dialysis, LLC	Delaware
Flor Dialysis, LLC	Delaware
Fort Dialysis, LLC	Delaware
Foss Dialysis, LLC	Delaware
Freehold Artificial Kidney Center, L.L.C.	New Jersey
Freeman Dialysis, LLC	Delaware
Frierton Dialysis, LLC	Delaware
Frontier Dialysis, LLC	Delaware
Fullerton Dialysis Center, LLC	Delaware
Ganois Dialysis, LLC	Delaware
Gansett Dialysis, LLC	Delaware
Garner Dialysis, LLC	Delaware
Garrett Dialysis, LLC	Delaware
Garson Dialysis, LLC	Delaware
Gate Dialysis, LLC	Delaware
GDC International, LLC	Delaware
Gebhard Dialysis, LLC	Delaware
Genesis KC Development, LLC	Delaware
Geyser Dialysis, LLC	Delaware
Gilwards Dialysis, LLC	Delaware
GiveLife Dialysis, LLC	Delaware
Glacier Dialysis, LLC	Delaware
Glarus Dialysis, LLC	Delaware
Glassland Dialysis, LLC	Delaware
Glosser Dialysis, LLC	Delaware
Golden ASC, LLC	Delaware
Goliad Dialysis, LLC	Delaware

Granue Dialysis, LLC	Delaware
Greater Las Vegas Dialysis, LLC	Delaware
Greater Los Angeles Dialysis Centers, LLC	Delaware
Green Desert Dialysis, LLC	Delaware
Groten Dialysis, LLC	Delaware
Guilder Dialysis, LLC	Delaware
Hailstone Dialysis, LLC	Delaware
Hampton Dialysis, LLC	Delaware
Harmony Dialysis, LLC	Delaware
Hart Dialysis, LLC	Delaware
Havanna Dialysis, LLC	Delaware
Hawn Dialysis, LLC	Delaware
Hays Dialysis, LLC	Delaware
Hazelton Dialysis, LLC	Delaware
Helmer Dialysis, LLC	Delaware
Hewett Dialysis, LLC	Delaware
Higbee Dialysis, LLC	Delaware
Higden Dialysis, LLC	Delaware
Hilgards Dialysis, LLC	Delaware
Hills Dialysis, LLC	Delaware
Holten Dialysis, LLC	Delaware
Honeyman Dialysis, LLC	Delaware
Houston Kidney Center/Total Renal Care Integrated Service Network Limited Partnership	Delaware
Hummer Dialysis, LLC	Delaware
Hunter Dialysis, LLC	Delaware
Huntington Artificial Kidney Center, Ltd.	New York
Huntington Park Dialysis, LLC	Delaware
Hyattsville Dialysis, LLC	Delaware
Hyde Dialysis, LLC	Delaware
Icelandic Dialysis, LLC	Delaware
IDC -International Dialysis Centers, Lda	Portugal
Instituto de Nefrologia da Regiao dos Lagos Ltda.	Brazil
Iroquois Dialysis, LLC	Delaware
ISD Bartlett, LLC	Delaware
ISD I Holding Company, Inc.	Delaware
ISD II Holding Company, Inc.	Delaware
ISD Las Vegas, LLC	Delaware
ISD Renal, Inc.	Delaware
ISD Schaumburg, LLC	Delaware
ISD Spring Valley, LLC	Delaware
ISD Summit Renal Care, LLC	Ohio
Jacinto Dialysis, LLC	Delaware
Jenness Dialysis, LLC	Delaware
Jericho Dialysis, LLC	Delaware
Kadden Dialysis, LLC	Delaware
Kamakee Dialysis, LLC	Delaware
Kamiah Dialysis, LLC	Delaware

Kanika Dialysis, LLC	Delaware
Kasaskia Dialysis, LLC	Delaware
Kavett Dialysis, LLC	Delaware
Kerricher Dialysis, LLC	Delaware
Kershaw Dialysis, LLC	Delaware
Kidney Care Services, LLC	Delaware
Kidney Center South LLC	Delaware
Kidney HOME Center, LLC	Delaware
Kidney Life, LLC	New Jersey
Kimball Dialysis, LLC	Delaware
Kingston Dialysis, LLC	Delaware
Kinnick Dialysis, LLC	Delaware
Kiowa Dialysis, LLC	Delaware
Knickerbocker Dialysis, Inc.	New York
Landor Dialysis, LLC	Delaware
Lantell Dialysis, LLC	Delaware
Lassen Dialysis, LLC	Delaware
Latrobe Dialysis, LLC	Delaware
Lawrenceburg Dialysis, LLC	Delaware
Leawood Dialysis, LLC	Delaware
Lees Dialysis, LLC	Delaware
Legare Development LLC	Delaware
Liberty RC, Inc.	New York
Lifeline Pensacola, LLC	Delaware
Lifeline Vascular Center-Albany, LLC	Delaware
Lincoln Park Dialysis Services, Inc.	Illinois
Little Rock Dialysis Centers, LLC	Delaware
Livingston Dialysis, LLC	Delaware
Llano Dialysis, LLC	Delaware
Lockhart Dialysis, LLC	Delaware
Lofield Dialysis, LLC	Delaware
Logoley Dialysis, LLC	Delaware
Long Beach Dialysis Center, LLC	Delaware
Lory Dialysis, LLC	Delaware
Lourdes Dialysis, LLC	Delaware
Lyndale Dialysis, LLC	Delaware
Machesney Bay Dialysis, LLC	Delaware
Madigan Dialysis, LLC	Delaware
Magney Dialysis, LLC	Delaware
Magnolia Dialysis, LLC	Delaware
Magoffin Dialysis, LLC	Delaware
Makonee Dialysis, LLC	Delaware
Manito Dialysis, LLC	Delaware
Manzano Dialysis, LLC	Delaware
Maple Grove Dialysis, LLC	Delaware
Margette Dialysis, LLC	Delaware
Marseille Dialysis, LLC	Delaware

Marysville Dialysis Center, LLC	Delaware
Mashero Dialysis, LLC	Delaware
Mason-Dixon Dialysis Facilities, Inc.	Maryland
Matheson Dialysis, LLC	Delaware
Mautino Dialysis, LLC	Delaware
Mazonia Dialysis, LLC	Delaware
Meadows Dialysis, LLC	Delaware
Mellen Dialysis, LLC	Delaware
Memorial Dialysis Center, L.P.	Delaware
Meridian Dialysis, LLC	Delaware
Mermet Dialysis, LLC	Delaware
Mesilla Dialysis, LLC	Delaware
Middlesex Dialysis Center, LLC	Delaware
Millonee Dialysis, LLC	Delaware
Milltown Dialysis, LLC	Delaware
Milo Dialysis, LLC	Delaware
Minam Dialysis, LLC	Delaware
Mocca Dialysis, LLC	Delaware
Moraine Dialysis, LLC	Delaware
Morrison Dialysis, LLC	Delaware
Mountain West Dialysis Services, LLC	Delaware
Mulgee Dialysis, LLC	Delaware
MVZ DaVita Alzey GmbH	Germany
MVZ DaVita Ambulantes Kardiologisches Zentrum Peine GmbH	Germany
MVZ DaVita Aurich GmbH	Germany
MVZ DaVita Bad Aibling GmbH	Germany
MVZ DaVita Bad Duben GmbH	Germany
MVZ DaVita Cardio Centrum Dusseldorf GmbH	Germany
MVZ DaVita Dillenburg GmbH	Germany
MVZ DaVita Dinkelsbuhl GmbH	Germany
MVZ DaVita Dormagen GmbH	Germany
MVZ DaVita Dresden GmbH	Germany
MVZ DaVita Duisburg GmbH	Germany
MVZ DaVita Elsterland GmbH	Germany
MVZ DaVita Emden GmbH	Germany
MVZ DaVita Geilenkirchen GmbH	Germany
MVZ DaVita Gera GmbH	Germany
MVZ DaVita Hannover Linden GmbH	Germany
MVZ DaVita Iserlohn GmbH	Germany
MVZ DaVita Monchengladbach GmbH	Germany
MVZ DaVita Neuss GmbH	Germany
MVZ DaVita Niederrhein GmbH	Germany
MVZ DaVita Nierenzentrum Berlin-Britz GmbH	Germany
MVZ DaVita Nierenzentrum Hamm-Ahlen GmbH	Germany
MVZ DaVita Prenzlau-Pasewalk GmbH	Germany
MVZ DaVita Rhein-Ahr GmbH	Germany
MVZ DaVita Rhein-Ruhr GmbH	Germany

MVZ DaVita Salzgitter-Seesen GmbH	Germany
MVZ DaVita Schwalm-Eder GmbH	Germany
MVZ DaVita Sud-Niedersachsen GmbH	Germany
MVZ DaVita Viersen GmbH	Germany
Nansen Dialysis, LLC	Delaware
Natomas Dialysis, LLC	Delaware
Nauvue Dialysis, LLC	Delaware
Navarro Dialysis, LLC	Delaware
Nefros Unidade De Nefrologia e Hipertensao Sociedade Simples Ltda.	Brazil
Neoporte Dialysis, LLC	Delaware
Nephrology Medical Associates of Georgia, LLC	Georgia
Nephrology Practice Solutions, LLC	Delaware
Nephron Care Assistencia Medica Ltda.	Brazil
Neptune Artificial Kidney Center, L.L.C.	New Jersey
New Bay Dialysis, LLC	Delaware
Norbert Dialysis, LLC	Delaware
Norte Dialysis, LLC	Delaware
North Atlanta Dialysis Center, LLC	Delaware
North Colorado Springs Dialysis, LLC	Delaware
Odiorne Dialysis, LLC	Delaware
Ogano Dialysis, LLC	Delaware
Ohio River Dialysis, LLC	Delaware
Okanogan Dialysis, LLC	Delaware
Olive Dialysis, LLC	Delaware
Onota Dialysis, LLC	Delaware
Orange Dialysis, LLC	California
Ossippee Dialysis, LLC	Delaware
Owens Dialysis, LLC	Delaware
Owyhee Dialysis, LLC	Delaware
Pablo Dialysis, LLC	Delaware
Palo Dialysis, LLC	Delaware
Panther Dialysis, LLC	Delaware
Parkside Dialysis, LLC	Delaware
Patient Pathways, LLC	Delaware
Pattison Dialysis, LLC	Delaware
Pawlier Dialysis, LLC	Delaware
Pedernales Dialysis, LLC	Delaware
Pendster Dialysis, LLC	Delaware
Petra Dialysis, LLC	Delaware
Pharis Dialysis, LLC	Delaware
Physicians Choice Dialysis Of Alabama, LLC	Delaware
Physicians Choice Dialysis, LLC	Delaware
Physicians Dialysis Acquisitions, Inc.	Delaware
Physicians Dialysis of Lancaster, LLC	Pennsylvania
Physicians Dialysis Ventures, LLC	Delaware
Physicians Dialysis, Inc.	Delaware
Physicians Management, LLC	Delaware

Pible Dialysis, LLC	Delaware
Pine Dialysis, LLC	Delaware
Pittsburgh Dialysis Partners, LLC	Delaware
Piute Dialysis, LLC	Delaware
Plaine Dialysis, LLC	Delaware
Platte Dialysis, LLC	Delaware
Plover Dialysis, LLC	Delaware
Pluribus Dialise - Benfica, S.A.	Portugal
Pluribus Dialise - Cascais, S.A.	Portugal
Pluribus Dialise, S.A.	Portugal
Poinsett Dialysis, LLC	Delaware
Pokagon Dialysis, LLC	Delaware
Portola Dialysis, LLC	Delaware
Prineville Dialysis, LLC	Delaware
Prings Dialysis, LLC	Delaware
Pyramid Dialysis, LLC	Delaware
Ramsey Dialysis, LLC	Delaware
Randolph Dialysis, LLC	Delaware
Ravalli Dialysis, LLC	Delaware
Rayburn Dialysis, LLC	Delaware
Red Willow Dialysis, LLC	Delaware
Redcliff Dialysis, LLC	Delaware
Refuge Dialysis, LLC	Delaware
Renal Center of Beaumont, LLC	Delaware
Renal Center of Flower Mound, LLC	Delaware
Renal Center of Frisco, LLC	Delaware
Renal Center of Hamilton, LLC	Delaware
Renal Center of Lewisville, LLC	Delaware
Renal Center of Monroe, LLC	Delaware
Renal Center of Morristown, LLC	Delaware
Renal Center of Mountain Home, LLC	Delaware
Renal Center of Newton, LLC	Delaware
Renal Center of North Denton, L.L.L.P.	Delaware
Renal Center of Port Arthur, LLC	Delaware
Renal Center of Waterton, L.L.L.P.	Delaware
Renal Center of West Beaumont, LLC	Delaware
Renal Center of Westwood, LLC	Delaware
Renal Life Link, Inc.	Delaware
Renal Treatment Centers - California, Inc.	Delaware
Renal Treatment Centers - Hawaii, Inc.	Delaware
Renal Treatment Centers - Illinois, Inc.	Delaware
Renal Treatment Centers - Mid-Atlantic, Inc.	Delaware
Renal Treatment Centers - Northeast, Inc.	Delaware
Renal Treatment Centers - Southeast, LP	Delaware
Renal Treatment Centers - West, Inc.	Delaware
Renal Treatment Centers, Inc.	Delaware
Renal Ventures Management, LLC	Delaware

RenalServ LLC	Delaware
Riddle Dialysis, LLC	Delaware
River Valley Dialysis, LLC	Delaware
RMS Lifeline Inc.	Delaware
Rocky Mountain Dialysis Services, LLC	Delaware
Rollins Dialysis, LLC	Delaware
Ronan Dialysis, LLC	Delaware
Roose Dialysis, LLC	Delaware
Rophets Dialysis, LLC	Delaware
Roushe Dialysis, LLC	Delaware
Routt Dialysis, LLC	Delaware
Royale Dialysis, LLC	Delaware
Rusk Dialysis, LLC	Delaware
Rutland Dialysis, LLC	Delaware
RV Academy, LLC	Delaware
Sahara Dialysis, LLC	Delaware
SAKDC-DaVita Dialysis Partners, L.P.	Delaware
San Marcos Dialysis, LLC	Delaware
Sands Dialysis, LLC	Delaware
Sapelo Dialysis, LLC	Delaware
Saunders Dialysis, LLC	Delaware
Schuler Dialysis, LLC	Delaware
Seabay Dialysis, LLC	Delaware
Secour Dialysis, LLC	Delaware
Seneca Dialysis, LLC	Delaware
Sensiba Dialysis, LLC	Delaware
Shadow Dialysis, LLC	Delaware
Shelby Dialysis, LLC	Delaware
Shelling Dialysis, LLC	Delaware
Sherman Dialysis, LLC	Delaware
Shetek Dialysis, LLC	Delaware
Shining Star Dialysis, Inc.	New Jersey
Shoals Dialysis, LLC	Delaware
Shone Dialysis, LLC	Delaware
Shoshone Dialysis, LLC	Delaware
Sierra Rose Dialysis Center, LLC	Delaware
Silverwood Dialysis, LLC	Delaware
Simeon Dialysis, LLC	Delaware
Skagit Dialysis, LLC	Delaware
Sloss Dialysis, LLC	Delaware
Smithgall Dialysis, LLC	Delaware
South Central Florida Dialysis Partners, LLC	Delaware
South Fork Dialysis, LLC	Delaware
Southcrest Dialysis, LLC	Delaware
Southlake Dialysis, LLC	Delaware
Southwest Atlanta Dialysis Centers, LLC	Delaware
Sparda Dialysis, LLC	Delaware

Sprague Dialysis, LLC	Delaware
Springpond Dialysis, LLC	Delaware
St. Luke's Dialysis, LLC	Delaware
Star Dialysis, LLC	Delaware
Stines Dialysis, LLC	Delaware
Storrie Dialysis, LLC	Delaware
Sugarloaf Dialysis, LLC	Delaware
Sunapee Dialysis, LLC	Delaware
Sunset Dialysis, LLC	Delaware
Talimena Dialysis, LLC	Delaware
Tarleton Dialysis, LLC	Delaware
Terre Dialysis, LLC	Delaware
Tetona Dialysis, LLC	Delaware
Texas Renal Ventures, L.P.L.L.L.P.	Delaware
The DaVita Collection, Inc.	California
Tolland Dialysis, LLC	Delaware
Tolowa Dialysis, LLC	Delaware
Toltec Dialysis, LLC	Delaware
Total Acute Kidney Care, Inc.	Florida
Total Renal Care Of North Carolina, LLC	Delaware
Total Renal Care Texas Limited Partnership	Delaware
Total Renal Care, Inc.	California
Total Renal Laboratories, Inc.	Florida
Total Renal Research, Inc.	Delaware
Toulouse Dialysis, LLC	Delaware
Trailstone Dialysis, LLC	Delaware
Transmountain Dialysis, L.P.	Delaware
TRC - Indiana, LLC	Indiana
TRC - Petersburg, LLC	Delaware
TRC EL Paso Limited Partnership	Delaware
TRC of New York, Inc.	New York
TRC West, Inc.	Delaware
TRC-Georgetown Regional Dialysis, LLC	District Of Columbia
Tree City Dialysis, LLC	Delaware
Tross Dialysis, LLC	Delaware
Tunnel Dialysis, LLC	Delaware
Turlock Dialysis Center, LLC	Delaware
Twain Dialysis, LLC	Delaware
Tyler Dialysis, LLC	Delaware
Ukiah Dialysis, LLC	Delaware
Unicoi Dialysis, LLC	Delaware
University Dialysis Center, LLC	Delaware
Upper Valley Dialysis, L.P.	Delaware
USC-DaVita Dialysis Center, LLC	California
Valley Springs Dialysis, LLC	Delaware
Vancile Dialysis, LLC	Delaware
Vancleer Dialysis, LLC	Delaware

Victory Dialysis, LLC	Delaware
VillageHealth DM, LLC	Delaware
Villanueva Dialysis, LLC	Delaware
Vogel Dialysis, LLC	Delaware
Volo Dialysis, LLC	Delaware
Waddell Dialysis, LLC	Delaware
Wakoni Dialysis, LLC	Delaware
Walker Dialysis, LLC	Delaware
Walton Dialysis, LLC	Delaware
Watkins Dialysis, LLC	Delaware
Watson Dialysis, LLC	Delaware
Weldon Dialysis, LLC	California
West Sacramento Dialysis, LLC	Delaware
Williston Dialysis, LLC	Delaware
Willowbrook Dialysis Center, L.P.	Delaware
Winds Dialysis, LLC	Delaware
Woodford Dialysis, LLC	Delaware
Wyota Dialysis, LLC	Delaware
Yards Dialysis, LLC	Delaware
Zephyrhills Dialysis Center, LLC	Delaware
Zillmar Dialysis, LLC	Delaware

DaVita Medical Group:
Coastal Physicians Management, Inc.	California
Colorado Innovative Physician Solutions, Inc.	Colorado
DaVita Clinical Trials, LLC	Delaware
DaVita Health Plan of California, Inc.	Delaware
DaVita Health Plan of Nevada, Inc.	Nevada
DaVita Magan Management, Inc.	California
DaVita Medical Colorado ASC, LLC	Colorado
DaVita Medical Colorado, LLC	Colorado
DaVita Medical Endoscopy Center New Mexico, LLC	New Mexico
DaVita Medical Florida, Inc.	Delaware
DaVita Medical Group Colorado Springs, LLC	Colorado
Davita Medical Group Florida CI, LLC	Delaware
DaVita Medical Group New Mexico, LLC	Delaware
DaVita Medical Group South Florida, LLC	Florida
DaVita Medical Holding Company, New Mexico, LLC	New Mexico
Davita Medical Holdings Colorado, LLC	Colorado
DaVita Medical Holdings Florida, Inc.	Delaware
DaVita Medical Holdings, LLC	California
DaVita Medical Management, LLC	California
Everett MSO, Inc.	Washington
HCP ACO California, LLC	California
HCP IPA Nevada, LLC	Nevada
HCP Medical LV, LLC	Nevada
HealthCare Partners ASC-LB, LLC	California

HealthCare Partners Management Services California, LLC	Delaware
HealthCare Partners Management Services Nevada, LLC	Nevada
HealthCare Partners of Nevada, LLC	Nevada
HealthCare Partners RE, LLC	Delaware
Mountain View Medical Group, LLC	Colorado
North Puget Sound Oncology Equipment Leasing Company, LLC	Washington